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                                                                  Exhibit 10.4.1


                                   MCSi, INC.
                          4750 HEMPSTEAD STATION DRIVE
                               DAYTON, OHIO 45429


                                  June 1, 2000



Joseph M. Savarino
President
Zengine, Inc.
6100 Stewart Avenue
Fremont, CA  95438

         Re:      Distribution Services Agreement

Dear Joe:

         Pursuant to Section 14(k) of the Distribution Services Agreement by and between Miami Computer Supply Corporation (the corporate predecessor to MCSi, Inc.) ("MCSi") and Zengine, Inc. ("Zengine"), dated as of October 1, 1999 (the "Agreement"), the parties to the Agreement hereby agree to amend the Section 2 of the Agreement by adding a subsection (c), as follows:

                  "(c) On or before June 30, 2000, Zengine shall pay to MCSi a 'set up' fee in order to prepare space for Zengine at MCSi's new warehouse facility in Erlanger, Kentucky in the amount of 30% of MCSi's April through June 2000 Erlanger warehouse expenses less that portion of expenses attributable to the FedEx project."

         Except as set forth above, the Agreement shall remain in full force and effect pursuant to the terms and conditions thereof.

         Please signify your agreement to this amendment to the Agreement by signing a copy of this letter in the space provided below and returning the copy to me as soon as possible.

         Feel free to call me if you have any questions regarding this matter.


                                          Sincerely,


                                          /s/ Michael E. Peppel
                                          -----------------------
                                          Michael E. Peppel
                                          President and
                                          Chief Executive Officer


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Mr. Joseph Savarino
June 1, 2000
Page 2


         Agreed and accepted on June 1, 2000:



                                          ZENGINE, INC.



                                          By:   /s/ Joseph M. Savarino
                                                -----------------------
                                                   Joseph M. Savarino
                                                   President